===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12


                           METRETEK TECHNOLOGIES, INC.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


-------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:
            ___________________________________________________________________
      2)    Aggregate number of securities to which transaction applies:
            ___________________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________________________________________________________
      4)    Proposed maximum aggregate value of transaction: __________________
      5)    Total fee paid: ___________________________________________________
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid: ___________________________________________
      2)    Form, Schedule or Registration Statement No.: _____________________
      3)    Filing Party: _____________________________________________________
      4)    Date Filed: _______________________________________________________

===============================================================================

                           METRETEK TECHNOLOGIES, INC.
                              303 EAST 17TH AVENUE
                                    SUITE 660
                             DENVER, COLORADO 80203

         ---------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 9, 2003
        ----------------------------------------------------------------


To the Stockholders of
Metretek Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Metretek Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Monday, June 9, 2003 at 9:00 a.m., local time, for the following purposes:

         1. To elect one director to serve for a term of three years and until his successor is duly elected and qualified;

         2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only holders of record of the Company's Common Stock as of the close of business on April 29, 2003 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

                                     By Order of the Board of Directors,

                                     Gary J. Zuiderveen
                                     Secretary

Denver, Colorado
May 6, 2003






===============================================================================
                             YOUR VOTE IS IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
===============================================================================

                           METRETEK TECHNOLOGIES, INC.
                              303 EAST 17TH AVENUE
                                    SUITE 660
                             DENVER, COLORADO 80203

              -----------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 9, 2003
                  ---------------------------------------------

                   GENERAL SOLICITATION AND VOTING INFORMATION

PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of Metretek Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Monday, June 9, 2003 at 9:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are being first mailed to stockholders on or about May 6, 2003.

         The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, facsimile, electronic communication or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. The cost of the solicitation of proxies for use at the Annual Meeting will be borne by the Company.

VOTING RIGHTS AND PROCEDURES

         Only holders of record of the Company's Common Stock as of the close of business on April 29, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 6,043,469 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

         The director will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003 (the "Auditors Proposal").

         Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of director, and (ii) will have the same effect as votes against the Auditors Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, will have no effect on the outcome of the election of director or the Auditors Proposal.

         If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting without voting instructions, it will be voted, (i) FOR the election as a director of the person named herein as the nominee, and (ii) FOR the Auditors Proposal. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

         Any stockholder may revoke a proxy at any time before it is exercised, by delivering to the Secretary of the Company a written notice of revocation, by delivering a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 29, 2003 (except as otherwise noted) by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each of the Named Executive Officers (as defined in "Executive Compensation" below); and (iv) all directors and executive officers of the Company as a group.

                                                                                          SHARES OF COMMON STOCK
                                                                                          BENEFICIALLY OWNED (1)
                                                                                  -------------------------------------
NAME OF BENEFICIAL OWNER                                                          NUMBER           PERCENT OF CLASS (2)
------------------------                                                          ------           --------------------
DDJ Capital Management, LLC (3)..............................................    2,176,888                 28.6

    141 Linden Street, Suite S-4
    Wellesley, Massachusetts  02482
Special Situations Funds (4).................................................    1,045,440                 14.7
    153 East 53rd Street
    New York, New York  10022
State Street Bank and Trust, as trustee (5)..................................      725,294                 11.0
    225 Franklin Street
    Boston, Massachusetts  02110
Credit Suisse Asset Management, LLC (6)......................................      722,720                 11.0
      153 East 53rd Street, 57th Floor
    New York, New York, 10022
Kenneth B. Funsten (7).......................................................      689,030                 10.9
    121 Outrigger Mall
    Marina del Ray, California  90292
W. Phillip Marcum (8)........................................................      416,634                  6.6
A. Bradley Gabbard (9).......................................................      366,452                  5.8
FamCo Value Income Partners, L.P. (10).......................................      348,564                  5.6
    121 Outrigger Mall
    Marina del Ray, California  90292
American Meter Company (11)..................................................      325,054                  5.4

    Horsham, Pennsylvania 19044
Anthony D. Pell (12).........................................................      149,964                  2.4
Basil M. Briggs (13).........................................................      113,638                  1.8
Kevin P. Collins (14)........................................................      113,165                  1.8
All directors and executive officers
     as a group (6 persons)(15)..............................................    1,195,451                 17.3

---------------------------

(1) For purposes of this table, the "Number" and the "Percent of Class" of shares of Common Stock beneficially owned is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the beneficial owner has sole or shared voting power or investment power and any shares that the beneficial owner has the right to acquire within 60 days of April 29, 2003 through the exercise of any stock option, warrant or other right to acquire shares of Common Stock. In addition, such shares are deemed to be outstanding in calculating the percent of class beneficially owned by such beneficial owner, but are not deemed to be outstanding in determining the percent of class beneficially owned by any other beneficial owner. Unless otherwise indicated in the notes below, each beneficial owner has sole voting and investment power (or shares such power with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2) The percent of class is based upon 6,043,469 shares of Common Stock outstanding as of April 29, 2003.

(3) Information based, in part, on Schedule 13G filed with the SEC on February 14, 2002 by State Street Bank and Trust Company, as trustee for General Motors Employees Global Group Pension Trust (the "GM Trust") and General Motors Investment Management Corporation ("GMIMCO"), indicating beneficial ownership as of December 31, 2001. Information also based, in part, on Amendment No. 4 to Schedule 13D filed with the SEC on December 27, 2000, by DDJ Capital Management, LLC ("DDJ"), B III-A Capital Partners, L.P. ("B III-A Capital Partners") and GP III-A, LLC ("GP III-A"), indicating beneficial ownership as of December 9, 2000. The shares of Common Stock are owned by B III-A Capital Partners (362,650 shares), the DDJ Canadian High Yield Fund (1,087,944 shares) and the GM Trust (725,294 shares). GP III-A is the general partner of, and DDJ is the investment manager for, B III-A Capital Partners. DDJ is the investment advisor to the DDJ Canadian High Yield Fund. DDJ and GMIMCO are investment managers for the GM Trust. Includes 300,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 50,000 shares are owned by B III-A Capital Partners, warrants to purchase 150,000 shares are owned by DDJ Canadian High Yield Fund, and warrants to purchase 100,000 shares are owned by the GM Trust. Also includes 1,276,888 shares of Common Stock that may be acquired upon the conversion of 3,000 shares of Series B Preferred Stock, of which 500 shares of Series B Preferred Stock convertible into 212,650 shares of Common Stock are owned by B III-A, 1,500 shares of Series B Preferred Stock convertible into 637,944 shares of Common Stock are owned by DDJ Canadian High Yield Fund, and 1,000 shares of Series B Preferred Stock convertible into 425,294 shares of Common Stock are owned by the GM Trust.

(4) Information based, in part, upon Schedule 13G filed with the SEC on February 13, 2003 by Austin W. Marxe and David M. Greenhouse, indicating beneficial ownership as of December 31, 2002. Austin W. Marxe and David M. Greenhouse are the controlling principals of AWM Investment Company, Inc. ("AWM"). AWM Investment is the general partner of MGP Advisors Limited Partnership ("MGP Partners") and the general partner of and the investment advisor to the Special Situations Cayman Fund, L.P. MGP Advisors is the general partner of and investment adviser to the Special Situations Fund III, L.P. Messrs. Marxe and Greenhouse are also members of MG Advisors, L.L.C. ("MG Advisers"), the general partner of and the investment advisor to the Special Situations Private Equity Fund, L.P. and members of SST Advisors, L.L.C., the general partner of and investment advisor to the Special Situations Technology Fund, L.P. The shares of Common Stock are owned by Special Situations Fund III (431,244 shares), Special Situations Private Equity Fund (261,360 shares), Special Situations Technology Fund (209,088 shares) and Special Situations Cayman Fund (143,748 shares). Includes 200,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 82,500 shares are owned by Special Situations Fund III, warrants to purchase 50,000 shares are owned by Special Situations Private Equity Fund, warrants to purchase 40,000 shares are owned by Special Situations Technology Fund, and warrants to purchase 27,500 shares are owned by Special Situations Cayman Fund. Also includes 845,440 shares of Common Stock that may be acquired upon the conversion of 2,000 shares of Series B Preferred Stock, of which 825 shares of Series B Preferred Stock convertible into 348,744 shares of Common Stock are owned by Special Situations Fund III, 500 shares of Series B Preferred Stock convertible into 211,360 shares of Common Stock are owned by Special Situations Private Equity Fund, 400 shares of Series B Preferred Stock convertible into 169,088 shares of Common Stock are owned by Special Situations Technology Fund, and 275 shares of Series B Preferred Stock convertible into 116,248 shares of Common Stock are owned by Special Situations Cayman Fund.

(5) Information based, in part, upon Schedule 13G filed with the SEC on February 14, 2002 by State Street Bank and Trust Company, as trustee for the GM Trust, and GMIMCO. State Street Bank and Trust Company is acting as trustee for the GM Trust with respect to these shares, and DDJ and GMIMCO are investment managers for the GM Trust with respect to these shares. See note (3) above. Includes 100,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants. Also includes 425,294 shares of Common Stock that may be acquired upon the conversion of 1,000 shares of Series B Preferred Stock. In this table, the shares beneficially owned by State Street Bank and Trust Company, as trustee for the GM Trust, are also included in the shares beneficially owned by DDJ.

(6) Credit Suisse Asset Management, LLC is the investment advisor for SEI Institutional Management Trust, Bost & Co., Warburg Pincus High Yield Fund, The Common Fund, CSAM Investment Trust - U.S. HYLD Series and SEI Global - High Yield Fixed Income Fund. The shares of Common Stock are owned by SEI Institutional Management Trust (216,816 shares), Bost & Co. (144,544 shares), Warburg Pincus High Yield Fund (108,408 shares), The Common Fund (108,408 shares), CSAM Investment Trust - U.S. HYLD Series (108,408 shares) and SEI Global - High Yield Fixed Income Fund (36,136 shares). Includes 100,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 30,000 shares are owned by SEI Institutional Management Trust, warrants to purchase 20,000 shares are owned by Bost & Co., warrants to purchase 15,000 shares are owned by Warburg Pincus High Yield Fund, warrants to purchase 15,000 shares owned by The Common Fund, warrants to purchase 15,000 shares are owned by CSAM Investment Trust - U.S. HYLD Series, and warrants to purchase 5,000 shares are owned by SEI Global - High Yield Fixed Income Fund. Also includes 422,720 shares of Common Stock that may be acquired upon the conversion of 1,000 shares of Series B Preferred Stock, of which 300 shares of Series B Preferred Stock convertible into 126,816 shares of Common Stock are owned by SEI Institutional Management Trust, 200 shares of Series B Preferred Stock convertible into 84,544 shares of Common Stock are owned by Bost & Co., 150 shares of Series B Preferred Stock convertible into 63,408 shares of Common Stock are owned by Warburg Pincus High Yield Fund, 150 shares of Series B Preferred Stock convertible into 63,408 shares of Common Stock are owned by The Common Fund, 150 shares of Series B Preferred Stock convertible into 63,408 shares of Common Stock are owned by CSAM Investment Trust - U.S. HYLD Series, and 50 shares of Series B Preferred Stock convertible into 21,136 shares of Common Stock are owned by SEI Global - High Yield Fixed Income Fund.

(7) Information based, in part, upon Amendment No. 1 to Schedule 13G and upon Form 3 filed with the SEC on December 29, 2000 by Kenneth B. Funsten, indicating beneficial ownership as of December 9, 2000, and Amendment No. 1 to Schedule 13G filed with the SEC on February 21, 2002 by FamCo Value Income Partners, L.P. ("FamCo VIP"), indicating beneficial ownership as of December 31, 2001. Kenneth B. Funsten is the president and the portfolio manager of Funsten Asset Management Company. Funsten Asset Management Company is the general partner of FamCo VIP. Mr. Funsten is a director of FamCo Offshore, Ltd. Mr. Funsten holds sole voting and investment power over the securities owned by FamCo VIP and FamCo Offshore. The shares of Common Stock are owned by Mr. Funsten (246,920 shares), FamCo VIP (348,564 shares) and FamCo Offshore (93,545 shares). Includes 50,000 shares of Common Stock that may be acquired upon currently exercisable warrants, of which warrants to purchase 18,100 shares are owned by Mr. Funsten, warrants to purchase 27,000 shares are owned by FamCo VIP, and warrants to purchase 4,900 shares are owned by FamCo Offshore. Also includes 211,360 shares of Common Stock that may be acquired upon the conversion of 500 shares of Series B Preferred Stock, of which 181 shares of Series B Preferred Stock convertible into 76,512 shares of Common Stock are owned by Mr. Funsten, 270 shares of Series B Preferred Stock convertible into 114,134 shares of Common Stock are owned by FamCo VIP, and 49 shares of Series B Preferred Stock convertible into 20,713 shares of Common Stock are owned by FamCo Offshore. Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Mr. Funsten has no investment or voting authority over the shares of the employee and Mr. Funsten expressly disclaims beneficial ownership of these shares.

(8) Includes 265,000 shares that may be acquired by Mr. Marcum upon the exercise of stock options that are exercisable on or within 60 days of April 29, 2003.

(9) Includes 2,187 shares owned by Mr. Gabbard's minor son and 243,500 shares that may be acquired by Mr. Gabbard upon the exercise of stock options that are exercisable on or within 60 days of April 29, 2003.

(10) Information based upon Amendment No. 1 to Schedule 13G filed with the SEC by FamCo VIP on February 21, 2002, indicating beneficial ownership as of December 31, 2001. Kenneth B. Funsten and Funsten Asset Management Company are the general partners of FamCo VIP. In this table, the shares beneficially owned by FamCo VIP are also included in the shares beneficially owned by Mr. Funsten. See note (7) above.

(11) Information based upon Amendment No. 2 to Schedule 13D filed by American Meter Company, as successor in interest to its former subsidiary Eagle Research Corporation, with the SEC on August 31, 2000.

(12) Includes 2,937 shares held by Mr. Pell's wife. Also includes 108,415 shares that may be acquired by Mr. Pell upon the exercise of stock options that are exercisable on or within 60 days of April 29, 2003.

(13) Includes 4,500 shares owned by Mr. Briggs' wife. Also includes 109,138 shares that may be acquired by Mr. Briggs or his wife upon the exercise of stock options that are exercisable on or within 60 days of April 29, 2003.

(14) Includes 110,915 shares that may be acquired by Mr. Collins upon the exercise of stock options that are exercisable on or within 60 days of April 29, 2003.

(15) Includes 867,968 shares that may be acquired upon the exercise of stock options that are exercisable on or within 60 days of April 29, 2003. See notes (8), (9) and (12) through (14) above.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

         The Board of Directors of the Company currently consists of five members divided into three classes, designated Class I, Class II and Class III, with members of each class serving staggered three year terms. Of the five members of the Board of Directors, four members are elected by the holders of the Company's Common Stock and one member is designated or elected by the holders of the Company's Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"). The holders of Series B Preferred Stock, voting separately as a class, are entitled to designate and elect one director of the Company to serve so long as at least 2,000 shares of Series B Preferred Stock remain outstanding. In April 2003, the holders of the Series B Preferred Stock re-elected Kevin P. Collins as their designee to serve on the Board of Directors. Mr. Collins will continue to serve as a director at the pleasure of the holders of the Series B Preferred Stock.

         The term of the sole Class III director expires at the Annual Meeting. One Class III director is to be elected at the Annual Meeting, to serve for a term of three years and until his successor is duly elected and qualified. The Board of Directors has nominated Anthony D. Pell to be re-elected as the Class III director. All other directors will continue in office until the expiration of their respective terms, as indicated below, and until their respective successors are duly elected and qualified.

         The Class III director will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If properly signed and returned to the Company at or prior to the Annual Meeting, the accompanying proxy card will be voted for the election of the nominee listed below, unless contrary instructions are specified. Although the Board of Directors has no reason to believe that the nominee listed below will decline or be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee as the Board of Directors may designate.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTOR OF THE PERSON LISTED BELOW AS "NOMINEE". PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

NOMINEE

         CLASS III - TERM EXPIRES IN 2006

         ANTHONY D. PELL, 64, has served as a director of the Company since June 1994. Mr. Pell is President, Chief Executive Officer and co-owner of Pelican Investment Management, an investor advisory firm with offices in Boston, Massachusetts and New York, New York, which he co-founded in November 2001. Mr. Pell is a director of Rochdale Investment Management, Inc., New York, New York. He was the President and a co-owner of Pell, Rudman & Co., Boston, Massachusetts, an investment advisory firm, from 1981 until 1993, when it was acquired by United Asset Management Company, and he continued to serve as an employee until June 1995. Mr. Pell was a director of Metretek Florida from 1985 until Metretek Florida was acquired by the Company in March 1994. Mr. Pell was associated with the law firm of Coudert Brothers from 1966 to 1968 and with the law firm of Cadwalder, Wickersham and Taft from 1968 to 1972, specializing in estate and tax planning. In 1972, Mr. Pell joined Boston Company Financial Strategies, Inc. as a Vice President and was appointed a Senior Vice President in 1975.

CONTINUING DIRECTORS

         CLASS I - TERM EXPIRES IN 2004

         W. PHILLIP MARCUM, 59, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since its incorporation in April 1991. He also serves as the Chairman of each of the Company's subsidiaries. Mr. Marcum currently serves on the board of directors of one publicly-traded company, Key Energy Services, Inc. ("Key"), East Brunswick, New Jersey, an oil field service provider, and one privately-held company, Test America, Inc., Asheville, North Carolina, a water analysis company.

         BASIL M. BRIGGS, 67, has served as a director of the Company since June 1991. He has been an attorney in the Detroit, Michigan area since 1961, practicing law with Cox, Hodgman & Giarmarco, P.C., Troy, Michigan, since January 1997. Mr. Briggs was of counsel with Miro, Weiner & Kramer, P.C., Bloomfield Hills, Michigan, from 1987 through 1996. He was the President of Briggs & Williams, P.C., Attorneys at Law, from its formation in 1977 through 1986. Mr. Briggs was the Secretary of Patrick Petroleum Company ("Patrick Petroleum"), Jackson, Michigan, an oil and gas company, from 1984, and a director of Patrick Petroleum from 1970, until Patrick Petroleum was acquired by Goodrich Petroleum Company ("Goodrich Petroleum"), Houston, Texas, an oil and gas company, in August 1995. From August 1995 until June 2000, he served as a director of Goodrich Petroleum.

         CLASS II - TERM EXPIRES IN 2005

         A. BRADLEY GABBARD, 48, a founder of the Company, has served as an executive officer and director of the Company since its incorporation in April 1991. Mr. Gabbard has served as the Executive Vice President of the Company since July 1993 and has also served as the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also served as the Secretary of the Company from May 2000 until April 2001, and as the Vice President and the Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's subsidiaries.

         SERIES B PREFERRED STOCK DIRECTOR

         KEVIN P. COLLINS, 52, has served as a director of the Company since March 2000. Mr. Collins has been a Managing Member of The Old Hill Company LLC, Westport, Connecticut, which provides corporate financial and advisory services, since 1997. From 1992 to 1997, he served as a principal of JHP Enterprises, Ltd., and from 1985 to 1992, he served as Senior Vice President of DG Investment Bank, Ltd., both of which were engaged in providing corporate finance and advisory services. Mr. Collins has served as a director of Key since March 1996; a director of The Penn Traffic Company, Syracuse, New York, a food retailer, since June 1999; and a director of London Fog Industries, Inc., Seattle, Washington, an outerwear designer and distributor, since 1999. Mr. Collins is a Chartered Financial Analyst.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held a total of nine meetings during 2002. During 2002, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he served.

         The Board of Directors has a standing Audit Committee and Compensation Committee, but no standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors.

         Audit Committee. The Audit Committee consists of Messrs. Pell, Briggs and Collins. Because the Company's Common Stock currently trades on the OTC Bulletin Board, the Company is not subject to the listing requirements of the Nasdaq Stock Market, including its requirements governing audit committees. Nonetheless, each member of the Audit Committee would be deemed to be an "independent director" under the listing requirements of the Nasdaq Stock Market. The Audit Committee formally met three times during 2002, and also met informally several other times. In addition, the Chairman of the Audit Committee met with the independent auditors on a quarterly basis to discuss quarterly results. Commencing in 2003, the Audit Committee will meet with the independent auditors on a quarterly basis to discuss quarterly results, and the Audit Committee or its designated member will review the related quarterly earnings releases.

         The function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to the quality and integrity of the Company's financial statements and the Company's accounting, auditing and financial reporting functions. The Audit Committee's duties and responsibilities include reviewing and discussing with management and the Company's independent auditors the annual audited and quarterly unaudited consolidated financial statements of the Company, determining whether to recommend that the Company's annual consolidated financial statements be included in the Company's Annual Report on Form 10-K or 10-KSB, as the case may be, appointing the independent auditors, reviewing and approving the nature, scope and fee arrangements of the annual audit and non-audit services of the Company's independent auditors, reviewing the independence of the independent auditors, reviewing the scope and the results of the annual audit of the Company's consolidated financial statements by the independent auditors, reviewing and discussing with management, the Company's internal accountants and the independent auditors the Company's accounting and financial reporting plans and policies and the adequacy of the Company's system of internal controls, and providing other assistance to the Board of Directors, as requested, with respect to the financial, accounting and reporting practices of the Company.

         The Audit Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Audit Committee Charter, as amended and restated by the Board of Directors on March 21, 2003, is attached to this Proxy Statement as Appendix A. The Report of the Audit Committee is set forth on page 12 of this Proxy Statement.

         Compensation Committee. The Compensation Committee consists of Messrs. Briggs, Pell and Collins. Although the Compensation Committee did not formally meet during 2002, it met informally several times. The function of the Compensation Committee is to make recommendations to the Board of Directors regarding the compensation of the Company's executive officers.


                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers and certain other key employees of the Company and its subsidiaries are as follows:

         W. PHILLIP MARCUM, 59, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since April 1991. He also serves as the Chairman of each of the Company's subsidiaries.

         A. BRADLEY GABBARD, 48, a founder of the Company, has served as an executive officer and director of the Company since April 1991. He has served as the Executive Vice President of the Company since July 1993 and has also served as the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also served as the Secretary of the Company from May 2000 through April 2001, and as the Vice President and Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's subsidiaries.

         GARY J. ZUIDERVEEN, 44, has served as the Controller, Principal Accounting Officer and Secretary of the Company since April 2001. He previously served as the Controller of the Company from May 1994 until May 2000 and as the Secretary and Principal Accounting Officer of the Company from August 1996 until May 2000. Since September 1999, he has also served as the Controller and Secretary, and since March 2000 as the Principal Accounting Officer, of PowerSpring, Inc., a subsidiary of the Company. He also serves in one or more of the capacities of Controller, Principal Accounting Officer or Secretary of the other subsidiaries of the Company. From June 1992 until May 1994, Mr. Zuiderveen was the General Accounting Manager at the University Corporation for Atmospheric Research in Boulder, Colorado. From 1983 until June 1992, Mr. Zuiderveen was employed in the Denver, Colorado office of Deloitte & Touche LLP, providing accounting and auditing services to clients primarily in the manufacturing and financial services industries and serving in the firm's national office accounting research department.

         WOOD A. BREAZEALE, JR., 73, has served as the President, Chief Executive Officer and a director of Southern Flow Companies, Inc., a wholly-owned subsidiary of the Company, since May 1993. Mr. Breazeale was formerly the President and Chief Operating Officer of the Southern Flow Companies, a division of Homco International, Inc., and a Vice President of Homco International, Inc. from 1979 until the Company purchased the assets of the Southern Flow Companies division in April 1993. Mr. Breazeale founded Southern Flow Companies in 1953.

         SIDNEY HINTON, 40, has served as the President and Chief Executive Officer and a director of PowerSecure, Inc. ("PowerSecure"), a wholly-owned subsidiary of the Company, since its incorporation in September 2000. He also served as the President and Chief Executive Officer of PowerSpring, Inc., a wholly-owned subsidiary of the Company, from May 2000 until January 2001. From February 2000 until May 2000, Mr. Hinton was an Executive-in-Residence with Carousel Capital, Charlotte, North Carolina, a private equity firm. From February 1999 until December 1999, he was the Vice President of Market Planning and Research for Carolina Power & Light (now known as Progress Energy), Raleigh, North Carolina. From August 1997 until December 1998, Mr. Hinton was the President and Chief Executive Officer of IllumElex Lighting Company, Raleigh, North Carolina, a national lighting company. From 1982 until 1997, Mr. Hinton was employed in several positions with Southern Company and Georgia Power Company, Atlanta, Georgia.

         THOMAS R. KELLOGG, 42, has served as the President and Chief Executive Officer and a director of Metretek, Incorporated ("Metretek Florida"), a wholly-owned subsidiary of the Company, since June 24, 2002. Mr. Kellogg has over 20 years experience in the energy and telecommunications industries. From May 2000 to May 2002, Mr. Kellogg was the Executive Vice President and General Manager of the Networks & Facilities Group of RCC Communications, in Woodbridge, New Jersey. RCC Communications is a telecommunications consulting, engineering, design, construction and operations company with offices in the U.S. and abroad. From February 1999 to May 2000, he served as the Vice President and General Manager of MOBEX Managed Services Company, currently headquartered in Washington, D.C., a subsidiary of MOBEX Communications, Inc., a provider of specialized mobile radio services and systems integration for wireless and wire line telecommunications service providers. From October 1997 until November 1998, Mr. Kellogg was the Chief Financial Officer and Corporate Secretary of IllumElex Corporation, based in Raleigh, North Carolina, a national lighting and energy services company. From April 1995 until October 1997, he served as the Vice President and General Manager of Southern Development and Investment Group, located in Atlanta, Georgia, a wholly-owned subsidiary of the Southern Company focused on the identification, development, funding, and deployment of various energy, telecommunications and technology related businesses. Prior thereto, he served in various capacities for divisions of the Southern Company, including Georgia Power Company, Mississippi Power Company, Southern Company Services and SouthernLinc.



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the total compensation that the Company paid or accrued for services rendered to the Company in all capacities during the last three fiscal years by its Chief Executive Officer and by its only other executive officer (the "Named Executive Officers") whose total salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2002 ("fiscal 2002"):


                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                         AWARDS
                                                                                         ------
                                                     ANNUAL COMPENSATION(1)            SECURITIES
                                                     -----------------------           UNDERLYING              ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR         SALARY            BONUS           OPTIONS(2)          COMPENSATION(3)
---------------------------             ----         ------            -----          ------------         ---------------

W. Phillip Marcum..................     2002        $295,000         $      0                 0                 $6,471
         President and Chief            2001         295,000                0           200,000                  6,188
         Executive Officer              2000         295,000          150,000                 0                  6,438


A. Bradley Gabbard.................     2002         175,000                0                 0                  6,314
         Executive Vice                 2001         175,000                0           200,000                  6,060
         President and Chief            2000         175,000           75,000                 0                  6,170
         Financial Officer

---------------------

(1) Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) All options vest in three equal annual investments: one-third on date of grant, one-third on the first anniversary of the grant and one-third on second anniversary of the grant.

(3) Includes amounts paid or accrued on behalf of the Named Executive Officers in fiscal 2002 for (i) matching contributions under the Company's 401(k) plan of $5,500 for Mr. Marcum and $5,361 for Mr. Gabbard; (ii) premiums for group term life insurance of $762 for Mr. Marcum and $744 for Mr. Gabbard; and (iii) premiums for long-term disability insurance of $209 for Mr. Marcum and $209 for Mr. Gabbard.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL ARRANGEMENTS AND OTHER COMPENSATION ARRANGEMENTS

         In December 1991, the Company entered into employment agreements, which have been amended several times, with W. Phillip Marcum, the Chairman of the Board, President and Chief Executive Officer of the Company, and A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company. Under the most recent amendments to these employment agreements, the employment terms of Messrs. Marcum and Gabbard were extended and renewed until December 31, 2003, with automatic additional one-year renewal periods when the terms expire, unless either the Company or the officer gives six months prior written notice of termination.

         The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $295,000 for Mr. Marcum and $175,000 for Mr. Gabbard. In addition to the base annual compensation, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Company's Compensation Committee, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of the assets of the Company or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required. As amended, the employment agreements with Messrs. Marcum and Gabbard provide that if the employment period expires without being renewed, then the executive is entitled to receive a lump-sum severance payment equal to 12 months, for Mr. Marcum, and six months, for Mr. Gabbard, of his then base salary, and continued participation in all insurance plans of the Company for such additional period. The employment agreements also contain certain restrictions on each executive's ability to compete, use of confidential information and use of inventions and other intellectual property.

         As amended, the employment agreements with Messrs. Marcum and Gabbard also include "change in control" provisions designed to provide for continuity of management in the event of a change in control of the Company. The agreements provide that if within three years after a change in control, the executive is terminated by the Company for any reason other than for "cause", or if the executive terminates his employment for "good reason" (as such terms are defined in the employment agreements), then the executive is entitled to receive a lump-sum severance payment equal to two times, for Mr. Marcum, and one times, for Mr. Gabbard, the amount of his then annual base salary, together with certain other payments and benefits, including continued participation in all insurance plans of the Company for a period of two years for Mr. Marcum and one year for Mr. Gabbard. Under these employment agreements, a "change in control" will be deemed to have occurred only if: (i) any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock, (ii) a majority of the Company's present directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors, (iii) the Company approves a merger, consolidation, reorganization or combination, other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or of the surviving corporation following such a transaction and the directors of the Company prior to the transaction continue to represent a majority of the directors of the Company or of the surviving corporation following such transaction, or (iv) the Company approves a sale of all or substantially all of its assets.

STOCK OPTION GRANTS

         The Company did not grant any stock options or stock appreciation rights, alone or in tandem with stock options, in fiscal 2002 to the Named Executive Officers.

STOCK OPTION EXERCISES AND VALUES

         The following table sets forth information with respect to stock options exercised by the Named Executive Officers during fiscal 2002 and stock options held by the Named Executive Officers on December 31, 2002. The Named Executive Officers did not exercise any stock options during fiscal 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                  NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                                                   AT FISCAL YEAR-END                    FISCAL YEAR-END (1)
                                             -----------------------------           ----------------------------
           NAME                              EXERCISABLE     UNEXERCISABLE           EXERCISABLE    UNEXERCISABLE
           ----                              -----------     -------------           -----------    -------------
           W. Phillip Marcum........           213,334             66,666               $0              $0

           A. Bradley Gabbard.......           182,834             66,666                0               0

         -------------------

          (1) For purposes of this table, the "Value of Unexercised In-the-Money Options" is calculated based upon the difference between $0.26, the closing sale price of the Common Stock on December 31, 2002, as reported on the OTC Bulletin Board, and the option exercise price. An option is "in-the-money" if the fair market value of the underlying shares of Common Stock exceeds the exercise price of the option. Because the exercise price of all options in this table exceeded $0.26, none of the options were "in-the-money" on December 31, 2002.

DIRECTOR COMPENSATION

         Directors who are also officers or employees of the Company or any of its subsidiaries do not receive any additional compensation for serving on the Board of Directors or its committees. All directors are reimbursed for their out-of-pocket costs of attending meetings of the Board of Directors and its committees. Directors who are not also officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors") currently receive an annual retainer of $5,000 plus a fee of $1,000 for each meeting of the Board of Directors attended in person and a fee of $500 for each meeting attended telephonically. Non-Employee Directors also receive stock options under an annual formula ("Annual Director Options"). Until June 1998, these Annual Director Options were granted under the Company's Directors' Stock Option Plan (the "Directors' Plan"). Since June 1998, these Annual Director Options have been granted under the Company's 1998 Stock Incentive Plan (the "1998 Plan"). Under the formula for these Annual Director Options, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. On the date of the annual meeting of stockholders each year, each Non-Employee Director automatically granted an Annual Director Option to purchase 2,500 shares of Common Stock, unless he was first elected within six months of that date. All Annual Director Options vest and become exercisable immediately upon grant. Additional non-formula options can be granted to Non-Employee Directors under the 1998 Plan in the discretion of the Board of Directors.

         All Annual Director Options granted to Non-Employee Directors are non-qualified stock options exercisable at a price equal to the fair market value of the Common Stock on the date of grant and have ten year terms, subject to earlier termination in the event of the termination of the optionee's status as a director or the optionee's death. Annual Director Options typically remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the ten year term of the option. Any other option granted to a director may contain different terms at the discretion of the Board of Directors.

         As of December 31, 2002, options to purchase 328,468 shares of Common Stock were outstanding to our current Non-Employee Directors under the 1998 Plan, at exercise prices ranging from $0.48 to $17.38 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into indemnification agreements with each of its directors. These agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law. Any material transaction between the Company and any related party must be approved by a majority of the members of the Board of Directors who are disinterested in the transaction.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

AUDITORS PROPOSAL

         The Audit Committee of the Board of Directors of the Company has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has served as the Company's independent auditors since 1991, the Company's first fiscal year. Services provided to the Company by Deloitte & Touche LLP during fiscal 2002 included the audit of the Company's annual financial statements, the review of the Company's unaudited quarterly financial statements, and the issuance of a preferability letter related to a change in accounting principles. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-Laws or any other applicable legal requirement. However, the Audit Committee is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, then the Audit Committee will reconsider the appointment. Even if the appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint different independent auditors for the fiscal year ending December 31, 2003 at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

AUDIT AND OTHER FEES

         The following table sets forth the aggregate fees billed by Deloitte & Touche LLP to the Company for the following professional services rendered for fiscal 2002:

                     Description of Services                                                      Fees
                     -----------------------                                                      ----
                     Audit fees (1)......................................................        $ 105,000
                     Financial information systems design
                           and implementation.......................................                     0
                     All other fees (2)..................................................            6,500
                                                                                                 ---------

                            Total.........................................................       $ 111,500
                                                                                                 =========

--------------

         (1) Services related to accounting fees represent the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for fiscal 2002, and for the reviews of the unaudited financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2002.

         (2) Represents the aggregate fees billed for issuing a preferability letter related to a change in accounting principles.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of the Company consists of three members of the Board of Directors. Because the Company's Common Stock currently trades on the OTC Bulletin Board, the Company is not subject to the listing requirements of the Nasdaq Stock Market, including those governing audit committees. Nonetheless, members of the Audit Committee meet the structure and membership requirements, including the definition of independent directors, of the current listing standards of the Nasdaq Stock Market. The Audit Committee operates under a formal written charter, which was amended and restated by the Board of Directors on March 21, 2003. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

         The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and the integrity of the Company's accounting and financial reporting processes, including its system of internal controls, the audit process, and the process for monitoring compliance with laws and regulations and ethical business standards. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated annual financial statements in accordance with generally accepted auditing standards, and issuing a report thereon. The responsibility of the Audit Committee is to assist the Board of Directors to fulfill its responsibilities to monitor and oversee these processes. Additionally, among other matters, the Audit Committee is responsible for the selection and engagement terms of the independent auditors and the approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by the independent auditors.

         In discharging its oversight responsibilities as to the audit process, the Audit Committee has reviewed, and has met and held discussions with management and the independent auditors regarding, the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, "Communication with Audit Committees," as modified or supplemented. The Audit Committee has met with the independent auditors, with and without management present, to discuss and review the results of their examination of the Company's financial statements and their evaluation of the Company's internal controls. The Audit Committee has also considered and discussed with management and the independent auditors other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

         In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as modified or supplemented. The Audit Committee has discussed with the independent auditors their independence from the Company and its management and has considered whether the provision by Deloitte & Touche LLP of non-audit services in 2002 was compatible with maintaining the auditors' independence, and has concluded that the provision of such services was compatible with such independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         The members of the Audit Committee are not professional accountants or auditors, and as specified in its charter it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company's management and independent auditors. In discharging its duties, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.


                                              Audit Committee

                                              Anthony D. Pell, Chairman
                                              Basil M. Briggs
                                              Kevin P. Collins

                                  ANNUAL REPORT

         THE COMPANY'S 2002 ANNUAL REPORT, WHICH CONTAINS THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND INCLUDES THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR FISCAL 2002, ACCOMPANIES THIS PROXY STATEMENT BUT IS NOT A PART OF THIS PROXY STATEMENT OR THE COMPANY'S PROXY SOLICITATION MATERIALS. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ADDITIONAL COPIES (WITHOUT EXHIBITS) OF ITS 2002 ANNUAL REPORT TO ANY STOCKHOLDER UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO METRETEK TECHNOLOGIES, INC., 303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO 80203, ATTENTION: SECRETARY.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and beneficial owners of more than 10% of the outstanding Common Stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5, and to furnish the Company with copies of all such reports that they file. Based solely upon its review of the copies of such forms received by the Company, the Company believes that, during 2002, all reports required by Section 16(a) to be filed by such persons were timely filed, except for one Form 4 covering three transactions by Mr. Pell that was inadvertently filed late.

                              STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proper proposals for consideration at the Company's annual meetings of stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-Laws. In order to be considered for inclusion in the Company's proxy materials for the 2004 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 7, 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act ("Rule 14a-8"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2004 annual meeting.

         In addition, the Company's By-Laws establish an advance notice procedure that stockholders must follow in order to nominate directors or to bring other business before an annual meeting of stockholders without complying with Rule 14a-8. These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company not less than 45 days nor more than 150 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior annual meeting, unless the date of the annual meeting is changed by more than 30 days from the anniversary of the date of the prior annual meeting. For director nominations or other business to be properly brought before the 2004 annual meeting, a stockholder must deliver written notice to the Secretary of the Company no sooner than December 8, 2003 and no later than March 22, 2004; provided, however, that if the date of the 2004 annual meeting is changed by more than 30 days from the date of the 2003 annual meeting, notice must be received not later than the later of 75 days before the date of the 2004 annual meeting or 10 days following the date on which public announcement of the date of the 2004 annual meeting is first made. The notice must contain the information specified in the By-Laws concerning the matters to be brought before such annual meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee's name, age, business and residence addresses, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company's By-Laws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company.

         All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, must be sent to Metretek Technologies, Inc., 303 East 17th Avenue, Suite 660, Denver, Colorado 80203, attention: Secretary. Any stockholder proposal must also comply with all other applicable provisions of the Company's Second Restated Certificate of Incorporation and By-Laws, the Exchange Act (including the rules and regulations thereunder), and Delaware law. The Chairman of the meeting may exclude any stockholder proposal that is not in compliance with the foregoing requirements. If the Chairman does not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2004 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any such proposal submitted outside of Rule 14a-8.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.

                                          By Order of the Board of Directors


                                          Gary J. Zuiderveen
                                          Secretary

May 6, 2003
Denver, Colorado

                                                                      APPENDIX A

                           METRETEK TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER
                    AMENDED AND RESTATED AS OF MARCH 21, 2003


I.       PURPOSE

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Metretek Technologies, Inc., a Delaware corporation (the "Corporation"), is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Corporation's financial statements; (ii) the independent auditors, including their qualifications and independence; (iii) the Corporation's system of internal controls regarding finance and accounting; (iv) the Corporation's auditing, accounting and financial reporting process generally; and (v) compliance with legal and regulatory requirements. In addition, the Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Corporation's annual proxy statement.

         The Committee shall primarily fulfill its responsibilities by carrying out the activities set forth in Section V of this Charter.

II.      COMPOSITION

         The Committee shall be comprised of not less than three members, as determined by the Board. The members of the Committee shall meet the independence, expertise and other requirements of applicable law and rules, regulations and requirements promulgated by the SEC and by any stock exchange or stock market on which the Corporation's securities are from time to time listed or traded, as may be in effect from time to time (the "Applicable Requirements"). Each member of the Committee (i) shall be free from any relationship that, in the opinion of the Board, may interfere with the exercise of his or her independent judgment as a member of the Committee or independence from management and the Corporation, and (ii) must be able to read and understand fundamental financial statements, or become able to so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall, in the judgment of the Board, be an "audit committee financial expert," as such term is defined by the Applicable Requirements, and at least one member of the Committee (who may also serve as the audit committee financial expert) shall, in the judgment of the Board, have accounting or related financial management expertise or sophistication as is required by Applicable Requirements.

         Notwithstanding the previous paragraph, if permitted under the Applicable Requirements, one director who is not a current employee (or an immediate family member of such employee) of the Corporation, but who is nonetheless not "independent" for the purposes of the Applicable Requirements, may be appointed to the Committee, if the Board determines, under exceptional and limited circumstances, that membership on the Committee by the director is required by the best interests of the Corporation and its stockholders, and the Board discloses, in the Corporation's next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

         The members of the Committee shall be elected or appointed by the Board and shall serve at the pleasure of the Board or until their respective successors are duly elected or appointed, or until their earlier death, resignation or removal. Unless a Chairman of the Committee is elected or appointed by the Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the members of the Committee.

III.     MEETINGS

         The Committee shall meet as often as it deems necessary or appropriate, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal accountants and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee shall meet quarterly with the independent auditors and management to review the Corporation's quarterly financial statements, and the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, prior to the filing of the Quarterly Report on Form 10-Q or prior to the release of earnings reports.

         The Committee shall report to the Board with respect to its meetings. The Chairman of the Board, any member of the Committee or the Board, or the Chief Financial Officer or Principal Accounting Officer of the Corporation may call meetings of the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.      AUTHORITY AND RESOURCES

         The Committee may request that any officer or employee of the Corporation or that the Corporation's outside counsel or independent auditors attend a Committee meeting or meet with any members of, or consultants to, the Committee. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or other advisors and experts to advise the Committee and to assist the Committee in any investigation or in the performance of its functions and duties, at the Corporation's expense.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Committee shall:

         A.       FINANCIAL STATEMENTS

                  1. Review and discuss with management, the internal accountants and the independent auditors (i) the Corporation's audited annual financial statements,
                           (ii) the related notes thereto, (iii) the independent auditors' report thereon, and (iv) the Corporation's disclosures with respect thereto under "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to filing the Annual Report on Form 10-K and publicly releasing annual earnings.

                  2. Review and discuss with management, the internal accountants and the independent auditors the Corporation's interim financial statements, including the related notes thereto, and the Corporation's disclosures with respect thereto under "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to filing the Quarterly Report on Form 10-Q and publicly releasing quarterly earnings.

                  3. Review and discuss with management the Corporation's earnings press releases prior to public disclosure thereof. The Committee may delegate this duty to one or more of its members.

                  4. Review and discuss with management, the internal accountants and the independent auditors, and the Corporation's counsel, as appropriate, any legal and regulatory matters that may have a material impact on the Corporation's financial statements.

                  5. Review and discuss with management, the internal accountants and the independent auditors the Corporation's significant accounting principles and any changes thereto.

         B.       INDEPENDENT AUDITORS

                  1. Appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditors.

                  2. Pre-approve all audit and permissible non-audit services to be provided to the Corporation by the independent auditors. In this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors and all fees and terms of all audit and non-audit services (except for permitted de minimus non-audit services) with the independent auditors, in each case as may be permissible and compatible with the auditors' independence.

                  3. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

                  4.       Evaluate the performance of the independent auditors.

                  5. Review and discuss with management, the internal accountants and the independent auditors (i) any significant risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies, and (ii) any significant audit findings identified by the independent auditors.

                  6. Be available during the course of the audit or at other times discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Corporation.

                  7. Receive copies of the annual comments from the independent auditors on accounting procedures and systems of control, subsequent to the completion of the audit, and review with the independent auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Corporation.

                  8. On an annual basis, obtain from and review with the independent auditors written disclosure delineating all relationships between the independent auditors and the Corporation and its affiliates and their potential impact on independence, including the written disclosure and letter required by Independence Standards Board of Directors ("ISB") Standard No. 1, as it may be modified or supplemented, and discuss with the independent auditors any relationships or services disclosed in this letter that may impact their independence.

                  9. On an annual basis, obtain from and review with the independent auditors a report regarding: (i) the independent auditors' internal quality control procedures, (ii) any material issues raised by the most recent quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditors, and (iii) any steps taken to deal with any such issues.

                  10. Inform the independent auditors that they are ultimately accountable to the Audit Committee.

                  11. Periodically discuss with the independent auditors out of the presence of management the Corporation's internal controls, including their recommendations, if any, for improvements in the Corporation's internal controls and the implementation of such recommendations, the fullness and accuracy of the Corporation's financial statement and the other matters required to be discussed by SAS No. 61, as it may be modified or supplemented, and information that would be required to be disclosed by generally accounting auditing standards ("GAAS").

                  12. Recommend to the Board policies for the hiring by the Corporation of any employees or former employees of the independent auditors who were engaged on the Corporation's account.

                  13. Oversee the rotation of the lead audit partner as and when that rotation is required to occur and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditors on a regular basis.

         C.       INTERNAL CONTROLS AND PROCESSES

                  1. Review with the independent auditors, the internal accountants and management (i) the adequacy of the Corporation's system of internal controls and the process designed to ensure compliance with SEC reporting requirements and with other applicable laws and regulations, and (ii) policies and procedures with respect to internal auditing and financial and accounting controls.

                  2. As part of its job to foster open communication, the Committee shall meet at least annually with the Corporation's management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed confidentially.

                  3. In consultation with the independent auditors, review the integrity and quality of the organization's financial reporting processes, both internal and external, and the independent auditor's perception of the Corporation's financial and accounting personnel.

                  4. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied and significant judgments affecting its financial reporting.

                  5. Review and attempt to resolve any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

                  6. Consider and recommend to the Board, if appropriate, major changes to the Corporation's financial reporting, auditing and accounting principles and practices as suggested by the independent auditors or management.

                  7. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                  8. Review the certifications filed with or furnished to the SEC by the Corporation's Chief Executive Officer and Chief Financial Officer, and discuss and address
                           (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involved management or other employees who have a significant role in internal controls.

                  9. Review and, as the Committee deems appropriate, discuss with the independent auditors and management
                           (i) the appointment and performance of the principal accounting officer, (ii) the significant reports to management prepared by the internal accounting staff, and management's responses thereto, and (iii) the internal accounting staff responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

         D.       OTHER

                  1. Prepare, in accordance with the rules and regulations promulgated by the SEC and applicable thereto, the Committee's Report for inclusion in the Corporation's proxy statement for its annual meeting of stockholders, and state therein whether, based on its review and discussions, the Committee recommended to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year.

                  2. Review this Charter at least annually and recommend any changes the Committee determines to be necessary or appropriate to the Board.

                  3. Review and approve any related party transactions for potential conflicts of interest.

                  4. Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Board, any member of the Committee or the Board or the Chief Financial Officer or the Principal Accounting Officer of the Corporation.

                  5. Report to the Board following its meetings and activities, with any recommendations that the Committee may deem necessary or appropriate.

                  6. Conduct or authorize investigations into any matters within its scope of responsibilities and utilizing the assistance of independent counsel, accountants, or others as it may, in its sole discretion, determine to be advisable.

                  7. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

                  8. Except as prohibited by this Charter, the Committee may form and delegate authority to individual members of the Committee and to subcommittees as it deems appropriate or desirable.

                  9. Perform any other activities consistent with this Charter, the Corporation's By-laws and applicable law, as the Committee or the Board deems necessary or appropriate.

V.       LIMITATION ON RESPONSIBILITIES AND DUTIES

         The Committee's responsibility is oversight. The Corporation's management is responsible for the preparation, presentation and integrity of the Corporation's financial statements. While the Committee has the responsibilities and duties set forth in this Charter, its members are not auditors or certifiers of the Corporation's financial statements, and it is not the duty of the Committee (i) to prepare financial statements, (ii) to plan or conduct audits,
(iii) to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles (GAAP), which are the responsibility of the Corporation's management and independent auditors. The members of the Committee are entitled to rely, to the fullest extent permitted by law, on the integrity of those persons within and outside the Corporation from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons.

PROXY  --         METRETEK TECHNOLOGIES, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 9, 2003

The undersigned stockholder of Metretek Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution (the "proxies"), as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") called to be held on Monday, June 9, 2003, at 9:00 a.m. at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, and at any adjournments or postponements thereof, as indicated on the reverse.

The shares represented by this proxy card when properly executed will be voted as specified. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ITEMS 1 AND 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


A.  ELECTION OF DIRECTOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEE

1. To elect one (1) director of the Company to serve for a term of three years and until his successor is duly elected and qualified.

    Anthony D. Pell           / /    FOR            / /    WITHHOLD


B.  ISSUES
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

            / /    FOR        / /    AGAINST        / /    ABSTAIN

3. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


Please check this box if you are planning to attend
the annual Meeting of Stockholders.   / /


C. AUTHORIZED SIGNATURES -- SIGN HERE --THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

Signature 1 -- Please keep signature within the box     Signature 1 -- Please  keep signature within the box      Date(mm/dd/yy)

---------------------------------------------------     ----------------------------------------------------      ----------------
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